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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):   October 12, 2000
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                                  BLUEFLY, INC.
             (Exact name of registrant as specified in its charter)



          NEW YORK                    333-22895                 13-3612110
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)



42 West 39th Street, New York, New York                            10018
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:           (212) 944-8000
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                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.           OTHER EVENTS.

                  On October 12, 2000, Bluefly, Inc. (the "Company") entered into a non-binding letter of intent (the "Letter of Intent") with Soros Private Equity Partners ("Soros") relating to a proposed investment in the Company by affiliates of Soros. Assuming consummation of the transactions contemplated in the Letter of Intent, affiliates of Soros would own a majority of the Company's outstanding voting and equity interests and would control any vote of the Company's Board of Directors.

                  A copy of the Letter of Intent is attached hereto as Exhibit
99.1 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


                  Exhibit 99.1 - Non-Binding Letter of Intent, dated October 12,
                                 2000, by and between Bluefly, Inc. and Soros
                                 Private Equity Partners



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report be signed on its behalf by the undersigned hereunto duly authorized.


                                     BLUEFLY, INC.


Date: October 17, 2000               By:  /s/ E. Kenneth Seiff
                                         ------------------------------
                                         E. Kenneth Seiff
                                         Chairman of the Board, Chief Executive
                                         Officer and President